Fees Summary	Sep. 16, 2024 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	101,323.78
Total Transaction Valuation	686,475,441.90
Total Offset Amount	0.00
Net Fee	$ 101,323.78